SMEAD FUNDS TRUST

Supplement dated May 24, 2023 to the

Statement of Additional Information

dated March 30, 2023

	Investor Class Shares	Class A Shares	Class C Shares	Class I1 Shares	Class I2 Shares	Class R1 Shares	Class R2 Shares	Class Y Shares
Smead International Value Fund	(SVXLX)	(SVXAX)	(SVXCX)	(SVXFX)	(SVXIX)	—	—	(SVXYX)
Smead Value Fund	(SMVLX)	(SVFAX)	(SVFCX)	(SVFFX)	—	(SVFDX)	(SVFKX)	(SVFYX)

This Supplement updates certain information contained in the Statement of Additional Information dated March 30, 2023 (the “SAI”), for the Smead International Value Fund and Smead Value Fund (each, a “Fund”, and together the “Funds). You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by calling the Funds (toll-free) at 877-807-4122 or by visiting the Funds’ website at https://smeadcap.com/smead-funds/.

At a joint special meeting of shareholders of the Funds first scheduled for March 10, 2023, and ultimately adjourned to May 23, 2023, the shareholders of each Fund approved certain changes to the Funds’ fundamental investment policy regarding industry concentration. Accordingly, effective immediately, restriction 3 under the section entitled “Investment Restrictions - Fundamental Investment Restrictions” on page 16 of the SAI is deleted in its entirety and replaced with the following:

Neither Fund may:

3.

Concentrate its investments in securities of issuers in a particular industry or group of industries, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE